BLACKROCK FINANCIAL INSTITUTIONS SERIES TRUST

BlackRock Summit Cash Reserves Fund

(the “Fund”)

Supplement dated September 24, 2020

to the Statement of Additional Information of the Fund, dated August 28, 2020, as supplemented to date (the “SAI”)

Effective November 23, 2020 (the “Effective Date”), the Fund’s automatic conversion feature for Investor C Shares will be modified to reduce the conversion period from ten years to eight years. Beginning on the Effective Date, Investor C Shares of the Fund will automatically convert to Investor A Shares of the Fund approximately eight years after the date of purchase. Certain financial intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In these instances, Investor C Shares held as of the Effective Date will automatically convert to Investor A Shares eight years after the Effective Date.

Effective November 23, 2020, Part II of the SAI is amended as follows:

The twelfth paragraph of the subsection entitled “Purchase of Shares — Purchase of Shares of Summit Cash Reserves — Investor A and Investor C Shares — Exchange Privilege” is deleted in its entirety and replaced with the following:

The Fund has adopted an automatic conversion feature for Investor C Shares. Effective November 23, 2020, Investor C Shares held for approximately eight years will be converted into Investor A Shares, as set forth in the Fund’s Prospectus. In addition, accounts that do not have a financial intermediary associated with them are not eligible to hold Investor C Shares, and any Investor C Shares held in such accounts will be automatically converted to Investor A Shares.

The first and second paragraphs of the subsection entitled “Purchase of Shares — Purchase of Shares of Summit Cash Reserves — Conversion of Investor C Shares to Investor A Shares” are deleted in their entirety and replaced with the following:

Effective November 23, 2020 (the “Effective Date”), approximately eight years after purchase, Investor C Shares of the Fund will convert automatically into Investor A Shares of the Fund (the “Investor C 8-Year Conversion”). It is the financial intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date, certain financial intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, Investor C Shares held as of the Effective Date will automatically convert to Investor A Shares approximately eight years after the Effective Date. If, as of November 23, 2028 (eight years after the Effective Date), a financial intermediary has not implemented systems or procedures to track holding periods commencing from the Effective Date, shareholders holding Investor C Shares through such financial intermediary will no longer be eligible to hold Investor C Shares and any such shares will convert to Investor A Shares as soon as reasonably practicable after such date.

In addition, accounts that do not have a financial intermediary associated with them are not eligible to hold Investor C Shares, and any Investor C Shares held in such accounts will be automatically converted into Investor A Shares (the “Investor C Direct Accounts Conversion” and together with the Investor C 8-Year Conversion, the “Investor C Conversions”).

Customers of certain financial intermediaries may be eligible for different share class exchange policies, as described in the “Intermediary-Defined Sales Charge Waiver Policies” section of the Fund’s Prospectus.

Shareholders should retain this Supplement for future reference.

SAI-SUMM-0920SUP